Exhibit 32.2

Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of Morton’s Restaurant Group, Inc. (“Morton’s”) on Form 10-K for the fiscal year ended January 2, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas J. Baldwin, the Chief Financial Officer of Morton’s, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)    The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(ii)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Morton’s.

Date: March 31, 2005
/s/ THOMAS J. BALDWIN
Thomas J. Baldwin
Chief Financial Officer